UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 4, 2021

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value per share	CTXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders of Citrix Systems, Inc. (the “Company”) held on June 4, 2021 (the “Annual Meeting”), the Company’s shareholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2021 (the “Proxy Statement”).

Proposal 1

To elect Robert M. Calderoni, Nanci E. Caldwell, Murray J. Demo, Ajei S. Gopal, David J. Henshall, Thomas E. Hogan, Moira A. Kilcoyne, Robert E. Knowling, Jr., Peter J. Sacripanti and J. Donald Sherman as directors to each serve for a one-year term expiring at the Company’s annual meeting of shareholders in 2022 and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert M. Calderoni	102,443,958	2,427,570	56,576	6,833,186
Nanci E. Caldwell	97,858,109	6,978,207	91,788	6,833,186
Murray J. Demo	97,838,418	6,992,198	97,488	6,833,186
Ajei S. Gopal	102,689,483	2,182,298	56,323	6,833,186
David J. Henshall	103,993,147	881,648	53,309	6,833,186
Thomas E. Hogan	102,170,930	2,699,861	57,313	6,833,186
Moira A. Kilcoyne	104,731,018	144,587	52,499	6,833,186
Robert E. Knowling, Jr.	103,829,211	1,000,135	98,758	6,833,186
Peter J. Sacripanti	101,950,357	2,924,100	53,647	6,833,186
J. Donald Sherman	104,013,830	814,536	99,738	6,833,186

Proposal 2

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,068,598	8,582,416	110,276	0

Proposal 3

To approve the non-binding, advisory resolution regarding the executive compensation of the Company’s named executive officers as set forth in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,288,108	9,539,058	1,100,938	6,833,186

Proposal 4

To approve the non-binding shareholder proposal regarding simple majority voting provisions as set forth in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,650,192	1,954,189	320,927	6,835,982

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated: June 8, 2021	By:	/s/ Antonio G. Gomes
Name: Antonio G. Gomes
Title: Executive Vice President, Chief Legal Officer and Secretary

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